UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2026

SOCIETY PASS INCORPORATED

(Exact name of registrant as specified in its charter)

Nevada	001-41037	83-1019155
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

701 S. Carson Street, Suite 200 Carson City, Nevada 89701

(Address of principal executive offices)

(+65) 6518-9385

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SOPAQ	OTC Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 2, 2026, AOGB CPA Limited (“AOGB”) notified the Audit Committee of Society Pass Incorporated, a Nevada corporation (the “Company”) of its decision to resign as the independent registered public accounting firm of the Company, effectively immediately. Although their audit was not designed to identify or detect violations of law or fraud, AOGB’s resignation was not a result of any violation of law or fraud of the Company identified during its audit procedures to date.

AOGB was previously engaged by the Company to audit the Company’s consolidated financial statements for the year ended December 31, 2025. AOGB did not issue an audit opinion on the financial statements of the Company for the year ended December 31, 2025.

During the Company’s fiscal year ended December 31, 2025 and the subsequent interim period from January 1, 2026 to June 2, 2026, (i) there were no disagreements between the Company and AOGB with respect to any matter related to accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AOGB, would have caused AOGB to make reference to the subject matter of the disagreements in connection with its report, and (ii) there were no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided AOGB with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that AOGB furnish to the Company a letter addressed to the U.S. Securities and Exchange Commission stating whether or not AOGB agrees with the above statements. A copy of such letter, dated June 8, 2026, is filed as Exhibit 16.1 to this current report on Form 8-K.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
16.1	Letter from AOGB CPA Limited
104.0	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Society Pass Incorporated

	By:	/s/ Raynauld Liang
	Name:	Raynauld Liang
	Title:	Chief Executive Officer

Date: June 8, 2026

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